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                                                              Exhibit 10.2(a)



                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEEMENT
                             DATED OCTOBER 14, 1999



This Amendment, dated as of May 1, 2002, to the Employment Agreement dated October 14, 1999, between World Wrestling Federation Entertainment, Inc. and Vincent K. McMahon (the "Agreement"), is hereby amended as follows:

     1. Section 3 is hereby amended by deleting the number "$1,000,000.00" and inserting in lieu thereof the number "$1,085,000.00".

     2. Section 4(b) is amended by removing the second sentence thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

WORLD WRESTLING FEDERATION
ENTERTAINMENT, INC.



By:    /s/ AUGUST J. LIGUORI                       /s/ VINCENT K. MCMAHON
      ------------------------                  ---------------------------
Name:  AUGUST J. LIGUORI                           Vincent K. McMahon
      ----------------------
Title: CFO
      ---------------------


           - and -


By:    /s/ LOWELL P. WEICKER, JR.
      ----------------------------
      Lowell P. Weicker, Jr.
      Chairman, Compensation Committee